Exhibit 4.1

GRAPHIC OMITTED                                                  GRAPHIC OMITTED
INTERMAGNETICS GENERAL
CORPORATION                                                    CUSIP 458771 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that

GRAPHIC OMITTED

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                  $.10 EACH OF

INTERMAGNETICS GENERAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and of the By-laws of the Corporation (copies thereof being on file with the Secretary of the Corporation) and the holder hereof, accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Countersigned and Registered

AMERICAN STOCK TRANSFER COMPANY

(New York, N.Y.)        Transfer Agent
                         and Registrar
By
                  Authorized Signature


SEAL                   s/d                                  s/d
              Executive Vice President,
  Chief Financial Officer and Treasurer   President and Chief Executive Officer


Exhibit 4.1


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT-............Custodian.............
                                                                   (Cast)               (Minor)
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right                            under Uniform Gifts to Minors
          of survivorship and not as
          tenants in common                                      Act......................
                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

For Value received,.......................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------..........................................

.................................................................................
Please print or typewrite name and address including postal zip code of assignee

.................................................................................

.................................................................................

...........................................................................Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................................

.................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ................


                                                ................................


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.